**Certain information, marked by brackets as [*CONFIDENTIAL*], has been excluded from this exhibit because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.**

Exhibit 10.5
AMENDMENT to
SECOND AMENDED AND RESTATED MASTER SUPPLY AND OFFTAKE
AGREEMENT
THIS AMENDMENT to SECOND AMENDED AND RESTATED MASTER SUPPLY AND OFFTAKE AGREEMENT (this “Amendment”), dated as of September 19, 2019 is made among J. Aron & Company LLC, a limited liability company organized under the laws of New York (“Aron”) located at 200 West Street, New York, New York 10282-2198, Lion Oil Company (the “Company”), a corporation organized under the laws of Arkansas located at 7102 Commerce Way, Brentwood, Tennessee 37027, and Lion Oil Trading & Transportation, LLC (“LOTT”), a limited liability company organized under the laws of Texas (each referred to individually as a “Party” or collectively as the “Parties”).
RECITALS
Aron, the Company and LOTT are parties to the Second Amended and Restated Master Supply and Offtake Agreement dated as of February 27, 2017 as from time to time amended, modified, supplemented and/or restated (the “S&O Agreement”); and
Aron, the Company and LOTT have entered into certain additional transactions under the S&O Agreement setting the Step-Out Price for certain Baseline Volumes and wish to amend certain terms and conditions of the S&O Agreement and the Fee Letter to confirm certain terms and conditions of such additional transactions and, accordingly, agree as follows:
SECTION 1.Definitions; Interpretation
Section 1.1    Defined Terms. All capitalized terms used in this Amendment (including in the Recitals hereto) and not otherwise defined herein shall have the meanings assigned to them in the S&O Agreement.
Section 1.2    Interpretation. The rules of construction set forth in Section 1.2 of the S&O Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2.    Amendments and Agreements
Section 2.1    Amendments to S&O Agreement as of Effective Date. Upon the effectiveness of this Amendment, the S&O Agreement is amended by replacing the Schedule B attached to the S&O Agreement with the Schedule B attached hereto.
Section 2.2    Amendment to the Fee Letter. Concurrently with the effectiveness of this Amendment, the Parties are executing an amendment to the Fee Letter.

1

Section 2.3    Payment of September 2019 Adjustment Fee. Aron agrees to pay to the Company the September 2019 Adjustment Fee (as defined in the Fee Letter) on the September 2019 Amendment Date (as defined in the Fee Letter).
Section 2.4    References Within S&O Agreement. Each reference in the S&O Agreement to “this Agreement” and the words “hereof,” “hereto,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the S&O Agreement as heretofore amended and as amended by this Amendment.
SECTION 3.    Representations and Warranties
To induce the other Party to enter into this Amendment, each Party hereby represents and warrants that (i) it has the corporate, governmental or other legal capacity, authority and power to execute this Amendment, to deliver this Amendment and to perform its obligations under the S&O Agreement, as amended hereby, and has taken all necessary action to authorize the foregoing; (ii) the execution, delivery and performance of this Amendment does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or subject; (iii) all governmental and other consents required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect; (iv) its obligations under the S&O Agreement, as amended hereby, constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law) and (v) no Event of Default with respect to it has occurred and is continuing.
SECTION 4.    Miscellaneous
Section 4.1    S&O Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the S&O Agreement remains unchanged. As amended pursuant hereto, the S&O Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
Section 4.2    No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
Section 4.3    Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Company, Aron and their respective successors and assigns.

2

Section 4.4    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.
Section 4.5    Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.
Section 4.6    Effectiveness; Counterparts. This Amendment shall be effective as of the date provided for above. No Party shall be bound until each Party has executed a counterparty hereof. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 4.7    Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against either Party merely because of such Party’s involvement in the preparation hereof.
[Remainder of Page Intentionally Left Blank]

3

TN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the S&O Agreement as of the date first above written.
J. ARON & COMPANY LLC

By:
Name:
Title:

LION OIL COMPANY

By: /s/ Jaime Urquidi
Name: Jaime Urquidi
Title: VP

By: /s/ Stephen Sundstrum
Name: Stephen Sundstrum
Title: VP

LION OIL TRADING & TRANSPORTATION, LLC

By: /s/ Stephen Sundstrum
Name: Stephen Sundstrum
Title: VP

By: /s/ Jaime Urquidi
Name: Jaime Urquidi
Title: VP

[Amendment to Lion/LOTT S&O Agreement]

Schedule B-3
Pricing Benchmarks
Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging Days	April 24, 25, 26, 27 of 2017	N/A
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl
The result of: (i) $[*CONFIDENTIAL*]/bbl, plus (ii) $[*CONFIDENTIAL*]/bbl

SLURRY	Averaging Days	April 24, 25, 26, 27 of 2017	April 24, 27, 28, 29 of 2020
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*]

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*]

CATFEED	Averaging Days	April 24, 25, 26, 27 of 2017	All Trading Days in the calendar month of April 2020.

Group		Step-In Price	Step-Out Price
Reference Price
The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) Catfeed Second Adjustment Date Differential

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) Catfeed Second Adjustment Date Differential

CRUDE	Averaging Days	April 24, 25, 26, 27 of 2017	N/A
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl
The result of: (i) $[*CONFIDENTIAL*]/bbl, plus (ii) $[*CONFIDENTIAL*]/bbl

SLOP	Averaging Days	April 24, 25, 26, 27 of 2017	April 24, 27, 28, 29 of 2020
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl

Group		Step-In Price	Step-Out Price

DIESEL	Averaging Mechanism	April 24, 25, 26, 27 of 2017	N/A
Reference Price
The result of:
(i) The arithmetic average of the closing settlement prices on the New York Mercantile Exchange for the second nearby New York Harbor Ultra Low Sulfur Diesel Contract on the Averaging Days, with such result expressed in $/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, minus
(iii) $[*CONFIDENTIAL*]/bbl
The result of: (i) $[*CONFIDENTIAL*]/gal, multiplied by (ii) 42, with such result expressed in $/bbl and rounded to 4 decimal points, minus (iii) $[*CONFIDENTIAL*]/bbl

ASPHALT	Averaging Days	All Trading Days in the calendar month that is 2 months prior to the calendar day immediately preceding the Applicable Step-In Date	All Trading Days in the calendar month that is 2 months prior to the calendar day immediately preceding the Applicable Step-Out Date
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus
(iii) $[*CONFIDENTIAL*]bbl

LPG	Averaging Days	April 24, 25, 26, 27 of 2017	April 24, 27, 28, 29 of 2020

Group		Step-In Price	Step-Out Price
Reference Price
The result of:
(i) The average of the TET propane price published by Oil Price Information Service in the ‘OPIS North America LPG Report’ under the heading ‘OPIS Mont Belvieu Spot Gas Liquids Prices (cts/gal)’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘Avg’ on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) [*CONFIDENTIAL*]/ gallon, multiplied by [*CONFIDENTIAL*], with such result expressed in $/bbl

The result of:
(i) The average of the TET propane price published by Oil Price Information Service in the ‘OPIS North America LPG Report’ under the heading ‘OPIS Mont Belvieu Spot Gas Liquids Prices (cts/gal)’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘Avg’ on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) [*CONFIDENTIAL*]/ gallon, multiplied by [*CONFIDENTIAL*], with such result expressed in $/bbl

Trading Day: Any Business Day for which the relevant price is published.

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Days
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) Gasoline Second Adjustment Date Differential

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) Gasoline Second Adjustment Date Differential

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) Gasoline Second Adjustment Date Differential

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) Gasoline Second Adjustment Date Differential

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) Gasoline Second Adjustment Date Differential

SLURRY	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	April 24, 27, 28, 29 of 2020

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*]

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*]

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*]

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*]

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*]

CATFEED	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month of April 2020.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) Catfeed Second Adjustment Date Differential

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) Catfeed Second Adjustment Date Differential

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) Catfeed Second Adjustment Date Differential

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) Catfeed Second Adjustment Date Differential

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) Catfeed Second Adjustment Date Differential

CRUDE	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	As set forth in the applicable Base Price section or Alternate Price section	April 24, 27, 28, 29 of 2020

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl
Best estimate for the applicable Procurement Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl
(i) Base Price, or (ii) Alternate Price plus the Phys Diff
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
$[*CONFIDENTIAL*]/bbl

SLOP	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	April 24, 27, 28, 29 of 2020
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days, with such result expressed in $/bbl and rounded to 4 decimal points, plus
(ii) $[*CONFIDENTIAL*]/bbl

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
DIESEL	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	April 24, 27, 28, 29 of 2020
Reference Price
The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, minus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, minus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, minus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, minus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, minus
(iii) $[*CONFIDENTIAL*]/bbl

ASPHALT	Averaging Days	All Trading Days in the calendar month that is 2 months prior to the calendar day immediately preceding the Applicable Step-In Date	All Trading Days in the calendar month that is 2 months prior to the relevant payment date	All Trading Days in the calendar month that is 2 months prior to the invoice date for the Monthly True- Up Amount	All Trading Days in the calendar month that is 2 months prior to the invoice date for the Monthly True- Up Amount	All Trading Days in the calendar month that is 2 months prior to the calendar day immediately preceding the Applicable Step-Out Date

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus
(iii) $[*CONFIDENTIAL*]/bbl

The result of:
(i) The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract on the Averaging Days with such result expressed in $/bbl and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl, plus
(iii) $[*CONFIDENTIAL*]/bbl

LPG	Averaging Days	April 24, 25, 26, 27 of 2017	The Trading Day preceding the relevant invoice date	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	All Trading Days in the calendar month preceding the relevant invoice date for the Monthly True-Up Amount	April 24, 27, 28, 29 of 2020

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The result of:
(i) The average of the TET propane price published by Oil Price Information Service in the ‘OPIS North America LPG Report’ under the heading ‘OPIS Mont Belvieu Spot Gas Liquids Prices (cts/gal)’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘Avg’ on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) [*CONFIDENTIAL*]cents / gallon, multiplied by [*CONFIDENTIAL*], with such result expressed in $/bbl

The result of:
(i) The average of the TET propane price published by Oil Price Information Service in the ‘OPIS North America LPG Report’ under the heading ‘OPIS Mont Belvieu Spot Gas Liquids Prices (cts/gal)’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘Avg’ on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) [*CONFIDENTIAL*]cents / gallon, multiplied by [*CONFIDENTIAL*], with such result expressed in $/bbl

The result of:
(i) The average of the TET propane price published by Oil Price Information Service in the ‘OPIS North America LPG Report’ under the heading ‘OPIS Mont Belvieu Spot Gas Liquids Prices (cts/gal)’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘Avg’ on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) [*CONFIDENTIAL*] cents / gallon, multiplied by [*CONFIDENTIAL*], with such result expressed in $/bbl

The result of:
(i) The average of the TET propane price published by Oil Price Information Service in the ‘OPIS North America LPG Report’ under the heading ‘OPIS Mont Belvieu Spot Gas Liquids Prices (cts/gal)’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘Avg’ on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) [*CONFIDENTIAL*] cents / gallon, multiplied by [*CONFIDENTIAL*], with such result expressed in $/bbl

The result of:
(i) The average of the TET propane price published by Oil Price Information Service in the ‘OPIS North America LPG Report’ under the heading ‘OPIS Mont Belvieu Spot Gas Liquids Prices (cts/gal)’ in the section ‘TET Propane’ under the heading ‘Any Current Month’ in the column ‘Avg’ on the Averaging Days, with such result expressed in cents/gal and rounded to 4 decimal points, multiplied by
(ii) [*CONFIDENTIAL*], with such result expressed in $/bbl and rounded to 4 decimal points, plus
(iii) [*CONFIDENTIAL*]cents / gallon, multiplied by [*CONFIDENTIAL*], with such result expressed in $/bbl

Trading Day: A day on which (i) the relevant exchange is open for trading during its regular trading session, or (ii) the price is published by the relevant price source.
Base Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month. The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement

Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume, with such result being rounded to 4 decimal points.
Procurement Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month. The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume, with such result being rounded to 4 decimal points.
Alternate Price: a + b + c
Where:

“a”    shall be the arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, as determined on each Trading Day during the Delivery Month.
“b”    shall be the arithmetic average of the daily quotations as published by “Argus Crude”, in the section “US Gulf Coast and Midcontinent”, subsection “WTI ($/bl)”, for “WTI Midland” under the column “Weighted average” for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
LESS
The arithmetic average of the daily quotations as published by “Argus Crude”, in the section “US Gulf Coast and Midcontinent”, subsection “WTI ($/bl)”, for “WTI Cushing”, under the column “WTI formula basis price” for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
“c”    shall be the arithmetic average of the daily quotation as published by “Argus Crude”, in the section “US Gulf Coast and Midcontinent”, subsection “WTI ($/bl)”, for “WTI diff to CMA Nymex” under the column “Diff weighted average” for the prompt month, for the pricing dates from and including the 26th of the month, two months prior to the Delivery Month, to and including the 25th of the month, one month prior to the Delivery Month. Saturdays, Sundays and holidays are excluded.
The Phys Diff for each calendar month equals:
a-b
Where:
“a”    shall equal the Base Price for the previous calendar month
“b”    shall equal the Alternate Price for the previous calendar month

Applicable Step-In Date: May 1, 2017
Applicable Step-Out Date: April 30, 2020